                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date earliest event reported): October 20, 1999


                        WFS Financial 1999-B Owner Trust
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               (Exact name of registrant as specified in charter)


         California                     333-64063            33-0149603
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(State or other jurisdiction           (Commission          (IRS employer
     of incorporation)                 file number)       identification no.)


WFS Financial Auto Loans, Inc. (as Originator)
23 Pasteur Road
Irvine, California                                              92618
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(Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code: (949) 727-1000

ITEM 5. OTHER EVENTS

On July 13, 1999 the Commission declared effective a Registration Statement on Form S-3 (File No. 333-64063) (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), providing for the issuance by the WFS Financial 1999-B Owner Trust (the "Trust") of the following securities:

              $190,000,000 of 5.399% Auto Receivable Backed Notes, Class A-1, $242,000,000 of 5.833% Auto Receivable Backed Notes, Class A-2, $348,000,000 of 6.320% Auto Receivable Backed Notes, Class A-3, $115,000,000 of 6.420% Auto Receivable Backed Notes, Class A-4, $105,000,000 of 6.600% Auto Receivable Backed Certificates.

The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (the "Notes" and together with the Certificates, the "Securities") and the Certificates were issued by the Trust on July 20, 1999. The Notes are secured by the assets of the Trust, while the Certificates evidence undivided fractional interests in the assets of the Trust. The Notes and the Certificates were issued in fully-registered form in denominations of $1,000 and integral multiples thereof. As more fully described in the Registration Statement, the assets of the Trust will include (i) a pool of retail in stallment contracts secured by liens on new and used automobiles and light trucks ("Contracts"), (ii) a financial guaranty insurance policy issued by Financial Security Assurance Inc. (the "In surer"), and (iii) certain accounts maintained by the Trustee on behalf of the Trust, including all investments held thereby and all income from the investment of funds therein and all proceeds therefrom.

Pursuant to the Sale and Servicing Agreement ("Agreement") entered into by and among the Trust, WFS Financial Inc (the "Master Servicer") and WFS Financial Auto Loans, Inc. (the originator of the Trust), the Indenture Trustee will deliver to each Noteholder and the Owner Trustee will de liver to each Certificateholder with respect to each quarterly distribution to holders of the Securi ties a statement (the "Statement to Securityholders") setting forth certain current information re quired by the Agreement. In addition, and also as required by the Agreement, the Master Servicer is required to provide to both the Indenture Trustee and the Owner Trustee a report regarding the assets of the Trust and the proceeds received by it therefrom as to the quarterly reporting period preceding each Distribution Date (the "Distribution Date Statement"). Copies of the Statement to Securityholders and the Distribution Date Statement with respect to the October 20, 1999 Distribution Date is filed herewith as Exhibits 21.1 and 21.2, respectively, and are incorporated herein by this reference. Pursuant to the Agreement, proceeds of the Contracts in the amount of $106,513,603.12 were invested by the Indenture Trustee during the Due Period with respect to the current Distribution Date in the Reinvestment Contract entered into among Western Financial Bank, WFS Financial Auto Loans 2, Inc. and the Indenture Trustee, and $106,513,603.12 was distributed from the RIC to the Indenture Trustee for distribution to the holders of the Securities and as otherwise required by the Indenture and Sale and Servicing Agreement applicable to the Trust on the current Distribution Date.

No matters occurred within the period as to which this Current Report on Form 8-K relates that would be reportable under Items 1 through 5 of Part II of Form 10-Q.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WFS FINANCIAL 1999-B OWNER TRUST

                                       By: WFS Financial Inc
                                           as Master Servicer

Date: October 28, 1999                 /s/ LEE A. WHATCOTT
                                       -----------------------------------------
                                       Lee A. Whatcott, Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.                                 Description                                    Page
-----------                                 -----------                                    ----
   21.1                    Statement to Securityholders as to the October 20,               ___
                           1999 Distribution Date

   21.2                    Distribution Date Statement dated as of September 30,            ___
                           1999 for the October 20, 1999  Distribution Date

   21.3                    Consolidated financial statements of Financial                   ___
                           Security Assurance Inc. and Subsidiaries as of
                           December 31, 1998 and 1997, and for each of the three
                           years in the period ended December 31, 1998
                           (Incorporate by reference from the Annual Report on
                           Form 10-K of Financial Security As surance Holdings
                           Inc. for the year ended December 31, 1998 (file #
                           1-12644) as filed on or about March 23, 1999)

   21.4                    Condensed consolidated financial statements of                   ___
                           Financial Security Assurance Inc. for the three
                           month period ended March 31, 1999 (Incorporated by
                           reference from the Quarterly Report on Form 10-Q of
                           Financial Security Assur ance Holdings Inc. for the
                           quarter ended March 31, 1999 (file # 1-12644) as
                           filed on or about May 13, 1999 and as amended on Form
                           10Q/A filed on or about August 5, 1999)

   21.5                    Condensed consolidated financial statements of                  ___
                           Financial Security Assurance Inc. for the six month
                           period ended June 30, 1999 (Incorporated by reference
                           from the Quarterly Report on Form 10-Q of Financial
                           Security Assur ance Holdings Inc. for the quarter
                           ended June 30, 1999 (file # 1-12644) as filed on or
                           about August 11,1999)